UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8K

                                 CURRENT REPORT
                                 --------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 16, 2010

                             TRANS-LUX CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)

       Delaware                         1-2257                   13-1394750
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(State or other jurisdiction         (Commission               (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

                    26 Pearl Street, Norwalk, CT  06850-1647
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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (203) 853-4321


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

           Trans-Lux Corporation entered into an employment agreement on February 16, 2010 with J.M. Allain as the Company's new President and Chief Executiave Officer to succeed Michael R. Mulcahy who retired December 31, 2009 and issued a press release dated February 18, 2010. A copy of the employment agreement is furnished as Exhibit
	   10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Board granted Mr. Allain 50,000 shares of restricted stock from treasury shares which vest 50% after one year and another 50% after two years, plus the opportunity to earn additional shares as a bonus based on certain performance levels as an inducement to enter into employment. A copy of the restricted stock agreement is furnished as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

      (d)  Exhibits.

           10.1	    Employment Agreement with J.M. Allain dated February 16,
		    2010, filed herewith.

	   10.2 Restricted Stock Agreement with J.M. Allain dated February 16, 2010, filed herewith.

	   99.1	    Press release dated February 18, 2010.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


                                        TRANS-LUX CORPORATION



                                        by:  /s/ Angela D. Toppi
                                           -----------------------------
                                           Angela D. Toppi
                                           Executive Vice President
                                           and Chief Financial Officer



                                        by: /s/  Todd Dupee
                                           -----------------------------
                                           Todd Dupee
                                           Vice President and Controller



Dated:  February 18, 2010